Table of Contents

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1
to
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 19, 2005
SIMMONS BEDDING COMPANY

(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-113861	13-3875743

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800, Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 3.02. Unregistered Sales of Equity Securities.
     Pursuant to a Restricted Stock Agreement dated September 9, 2005 and executed September 19, 2005, Robert P. Burch, Executive Vice President — Operations of Simmons Bedding Company (the "Company"), purchased 66,668 shares of Class B common stock of Simmons Company ("Simmons") for a total offering price of $666.68, or $0.01 per share. Also, pursuant to a Restricted Stock Agreement dated September 9, 2005 and executed September 12, 2005, Timothy F. Oakhill, Senior Vice President — Marketing and Licensing of the Company, purchased 6,130 shares of Class B common stock of Simmons for a total offering price of $61.30, or $0.01 per share. Messrs. Burch and Oakhill purchased the stock below its fair market value. The difference between the fair market value of the stock and the price paid for the stock was taxable to Messrs. Burch and Oakhill.
     The common stock of Simmons is unregistered. The Class B common stock was awarded to Messrs. Burch and Oakhill pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(2) thereof.
     On September 9, 2005, the date of Messrs. Burch's and Oakhill's Restricted Stock Agreement, federal and state payroll taxes due in connection with the stock issuance to Mr. Burch ($82,474) and Mr. Oakhill ($6,546) were prepaid by the Company on their behalf. On September 12, 2005, Messrs. Burch and Oakhill received their Restricted Stock Agreement and were informed by the Company that they would owe the federal and state payroll taxes due in connection with the stock issuance. Mr. Burch executed his Restricted Stock Agreement on September 19, 2005 and on September 22, 2005 he paid the Company $82,474 for the federal and state payroll taxes advanced by the Company in connection with the stock issuance. Mr. Oakhill executed his Restricted Stock Agreement on September 12, 2005 and on October 5, 2005 he paid the Company $6,546 for the federal and state payroll taxes advanced by the Company in connection with the stock issuance.
     The stock issuance to Mr. Burch was initially reported by the Company on Form 8-K filed on September 21, 2005. This amendment is being filed to amend and restate Item 3.02 of such report in its entirety.
Item 8.01. Other Events.
     The summary of the issuance of Class B common stock of Simmons to the Company's management, as contained in Item 3.02, is incorporated into this Item 8.01 by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1. Restricted Stock Agreement for Timothy F. Oakhill dated September 9, 2005.
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.
SIMMONS BEDDING COMPANY

By:	/s/ William S. Creekmuir

William S. Creekmuir
Executive Vice President and Chief Financial Officer
Date: October 20, 2005

Exhibit Index

Exhibit Number	Exhibit Name

10.1	Restricted Stock Agreement for Timothy F. Oakhill dated September 9, 2005.

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